Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with such other undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of the Company (as defined in the attached Schedule 13D), and agrees that this agreement be included as an Exhibit to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of this 12th day of November, 2015.

WILLIS STEIN & PARTNERS III SUB, L.P.

By:	Willis Stein & Partners Management III, L.P.
Its:	General Partner

By:	Willis Stein & Partners Management III, L.L.C.
Its:	General Partner

By:	/s/ David Mills
	Name:	David Mills, pursuant to powers of attorney
	Title:	Chief Financial Officer

WILLIS STEIN & PARTNERS DUTCH III-A SUB, L.P.

By:	Willis Stein & Partners Management III, L.P.
Its:	General Partner

By:	Willis Stein & Partners Management III, L.L.C.
Its:	General Partner

By:	/s/ David Mills
	Name:	David Mills, pursuant to powers of attorney
	Title:	Chief Financial Officer

WILLIS STEIN & PARTNERS DUTCH III-B SUB, L.P.

By:	Willis Stein & Partners Management III, L.P.
Its:	General Partner

By:	Willis Stein & Partners Management III, L.L.C.
Its:	General Partner

By:	/s/ David Mills
	Name:	David Mills, pursuant to powers of attorney
	Title:	Chief Financial Officer

[Signature Page to Joint Filing Agreement]

WILLIS STEIN & PARTNERS III-C SUB, L.P.

By:	Willis Stein & Partners Management III, L.P.
Its:	General Partner

By:	Willis Stein & Partners Management III, L.L.C.
Its:	General Partner

By:	/s/ David Mills
	Name:	David Mills, pursuant to powers of attorney
	Title:	Chief Financial Officer

*
John R. Willis

*
Avy H. Stein

	*By:	/s/ David Mills
David Mills
Powers of Attorney

[Signature Page to Joint Filing Agreement]